UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Cardinal Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P. O. Box 215

Floyd, Virginia 24091

Phone 540-745-4191

Fax 540-745-4133

Dear Shareholders:

The Directors of Cardinal Bankshares Corporation invite you to attend our 2005 Annual Meeting of Shareholders to be held in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia on Wednesday, April 27, 2005, at 2:00 p.m.

The attached Notice of 2005 Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. At the Meeting, Shareholders will vote to elect eight directors of Cardinal Bankshares Corporation.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

After the Annual Meeting, shareholders are invited to remain for light refreshments and visiting. If you plan to attend, please include the enclosed card with your proxy.

The Board of Directors and management of Cardinal Bankshares Corporation appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Leon Moore
Leon Moore Chairman of the Board, President and CEO

Floyd, Virginia

March 31, 2005

CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P. O. Box 215

Floyd, Virginia 24091

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock of Cardinal Bankshares Corporation will be held on Wednesday, April 27, 2005, at 2:00 p.m., in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia, for the following purposes:

1.	The election of eight directors until the 2006 Annual Meeting of shareholders or in the case of each director, until his successor is duly elected and qualifies; and

2.	To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 18, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Leon Moore
Leon Moore Chairman of the Board, President and CEO

Floyd, Virginia

March 31, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

CARDINAL BANKSHARES CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 27, 2005

GENERAL INFORMATION

This proxy statement is furnished to holders of common stock of Cardinal Bankshares Corporation (“Cardinal”) in connection with the solicitation by and on behalf of the Board of Directors of Cardinal of the enclosed proxy to be used at the 2005 Annual Meeting of Shareholders of Cardinal to be held in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 27, 2005, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of Cardinal are located at 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of Cardinal’s soliciting materials) is March 31, 2005.

The cost of solicitation of proxies will be borne by Cardinal. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Cardinal stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of Cardinal may without additional compensation solicit proxies by telephone, personal contact, telegraph, facsimile or other electronic means.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to Cardinal and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted “for” the nominees listed in Item 1 of the proxy, and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Cardinal at Cardinal Bankshares Corporation, 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091, Attention: Ronald Leon Moore; (ii) submitting a duly executed proxy bearing a later date to Cardinal at Cardinal Bankshares Corporation, 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091, Attention: Ronald Leon Moore; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the designated official at such Meeting notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of common stock at the close of business on March 18, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 28, 2005, Cardinal had 1,535,733 shares of common stock outstanding. A majority of the outstanding shares of common stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting (“abstentions”). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Abstentions and broker non-votes will not be counted toward a nominee’s achievement of a plurality.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth as of February 28, 2005 certain information regarding those persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who Cardinal knows were the beneficial owners of 5% or more of the outstanding shares of Cardinal’s common stock:

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Common Stock	Joseph H. Conduff, Jr. P.O. Box 113 Floyd, VA 24091	162,134	(1)	10.56

Common Stock	Hot Creek Capital, L.L.C. 6900 S McCarran Blvd Suite 3040 Reno, Nevada 89509	130,577		8.50

(1)	Includes 10,074 shares owned with his wife and children. Includes 130,561 shares voted as Executor of father’s estate, of which shareholder currently has no beneficial interest.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of February 28, 2005 the beneficial ownership of the Cardinal’s common stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder is the same as the Cardinal’s address.

Title of Class	Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Common Stock	K. Venson Bolt	8,868	(2)	(1)
Common Stock	Dr. Joseph Howard Conduff, Jr.	162,134	(3)	10.6
Common Stock	William R. Gardner, Jr.	1,420	(4)	(1)
Common Stock	Kevin D. Mitchell	20,910	(5)	1.4
Common Stock	Ronald Leon Moore	7,905	(6)	(1)
Common Stock	Dr. A. Carole Pratt	250		(1)
Common Stock	Dorsey H. Thompson	8,727	(7)	(1)
Common Stock	George Harris Warner, Jr.	300		(1)
Common Stock	All directors and named executive officers as a group (eight persons)	210,514		13.7

(1)	Less than 1 percent.

(2)	Includes 528 shares owned jointly with his wife.

(3)	Includes 10,074 shares owned with his wife and children. Includes 130,561 shares voted as to which he has voting power as executor of his father’s estate and to the extent that he may have a beneficial interest therein as a beneficiary of his father’s estate.

(4)	Includes 100 shares owned by his wife.

(5)	Includes 4,620 shares owned by his wife, 1,638 shares owned jointly with his wife, and 660 shares owned as custodian for his son.

(6)	Mr. Moore is a named executive officer and his beneficial ownership includes 3,300 shares owned by his wife, and 1,519 shares owned jointly with his wife.

(7)	Includes 2,838 shares owned jointly with his wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Cardinal’s directors and executive officers, and persons who own more than 10% of a registered class of Cardinal’s equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Cardinal. The same persons are also required by Securities and Exchange Commission regulation to furnish Cardinal with copies of all Section 16(a) forms that they file. To Cardinal’s knowledge, based solely on Cardinal’s review of the copies of such reports furnished to it or written representations from certain reporting persons that all such reports were filed with the Commission on a timely basis during the year ended December 31, 2004, Cardinal believes all Section 16(a) filing requirements applicable to officers, directors and more than 10% shareholders were complied with in a timely manner.

ITEM 1 – ELECTION OF DIRECTORS

At the Annual Meeting, eight directors are to be elected to hold office. If elected, K. Venson Bolt, Dr. Joseph Howard Conduff, Jr., William R. Gardner, Jr., Kevin D. Mitchell, Ronald Leon Moore, Dr. A. Carole Pratt, Dorsey H. Thompson and G. Harris Warner, Jr. shall hold office until the 2006 Annual Meeting of Shareholders, or until their respective successors are duly elected and qualify. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the eight nominees for director named in this paragraph for a one-year term.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING NOMINEES AND EXECUTIVE OFFICERS

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting and for all executive officers. All of the nominees for election as directors currently serve as directors of Cardinal and of Bank of Floyd, Cardinal’s wholly owned subsidiary. No director or nominee serves as a director of any company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or is subject to the requirements of Section 15(d) of the Exchange Act or of any company registered as an investment company under the Investment Company Act of 1934.

NOMINEES FOR DIRECTOR

Director (Age)	Position with Cardinal, Principal Occupation and Other Business Experience	Director Since
K. Venson Bolt (79)	Vice Chairman of the Board, Cardinal and Bank of Floyd (Chairman of Cardinal’s Audit Committee) Farmer Willis, Virginia	3/12/96

Dr. Joseph Howard Conduff, Jr. (46)	Dentist in private practice. Floyd, Virginia	4/24/02

William R. Gardner, Jr. (62)	Director of Pupil Services Floyd County Public Schools Willis, Virginia (Chairman of Cardinal’s Asset/Liability Committee and Nominating Committee)	3/12/96

Kevin D. Mitchell (68)	Dairy farmer Floyd, Virginia	3/12/96

Ronald Leon Moore (63)	Chairman, President and Chief Executive Officer of Cardinal and Bank of Floyd Floyd, Virginia	3/12/96

Dr. A. Carole Pratt (53)	General Dentist Drs. Pratt and Mansell, D.D.S. Pulaski, Virginia	3/10/04

Dorsey H. Thompson (75)	Farmer Floyd, Virginia	3/12/96

G. Harris Warner, Jr. (43)	Attorney-at-Law Roanoke, Virginia	2/18/04

THE BOARD OF DIRECTORS OF CARDINAL RECOMMENDS A VOTE FOR THE

NOMINEES FOR DIRECTOR NAMED ABOVE.

EXECUTIVE OFFICERS

Ronald Leon Moore, 63 – Chairman, President and Chief Executive Officer of Cardinal and Bank of Floyd.

Mr. Moore joined Bank of Floyd in 1988 as a Senior Vice President. In 1990 he became President and Chief Executive Officer at Bank of Floyd. Since Cardinal’s formation in 1996, he has served as President and Chief Executive Officer of Cardinal. He has served in the capacity of Chairman of Cardinal and of Bank of Floyd since 2000. Mr. Moore has served as a director of Bank of Floyd since 1989 and of Cardinal since 1996.

Stephanie Kent, 40 – Senior Vice President, Comptroller and Principal Financial Officer of Cardinal; Cashier and Principal Financial Officer of Bank of Floyd.

Ms. Kent joined Cardinal in 2005 as Senior Vice President, Comptroller and Principal Financial Officer and was named Principal Financial Officer and Cashier of Bank of Floyd.

DESIGNATION OF INDEPENDENT AUDITORS

Larrowe & Company, P.C. acted as Cardinal’s independent auditors for the fiscal year ending December 31, 2004. The Board of Directors has approved Larrowe & Company, PLC, as Cardinal’s independent auditors for the fiscal year ending December 31, 2005. Representatives of Larrowe & Company, PLC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions posed by the shareholders.

BOARD OF DIRECTORS MEETINGS, COMMITTEES,

COMMUNICATIONS WITH DIRECTORS AND ANNUAL MEETING ATTENDANCE

The Board of Directors held eighteen meetings during 2004. In 2004, the Audit Committee of the Board met five times, the Asset Liability Management Committee met two times, the Compensation Committee met two times and the Nominating Committee met two times. During 2004, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings of the Board Committees on which he served.

Committees of the Board

The Board of Directors has standing Audit, Executive and Asset Liability Management Committees. The Board of Directors also appoints a Nominating Committee specifically for Cardinal’s annual shareholders meeting.

Cardinal does not have a standing Compensation Committee. The Board of Directors itself is responsible for overseeing the compensation and benefits structure of Cardinal and administers any executive compensation plans and reviews management succession plans. The Board of Directors reviews the performance and establishes the compensation of Mr. Moore, who is a member of the Board of Directors and Cardinal’s Chairman, President and Chief Executive Officer. Mr. Moore does not participate in Board discussions or decisions involving his own performance or compensation.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities relating to Cardinal’s corporate accounting and reporting practices and internal controls. The Audit Committee is also responsible for investigating concerns regarding accounting and financial reporting matters from employees and others. The Audit Committee recommends to the Board of Directors for approval the firm to be employed as its independent accountants to audit Cardinal’s consolidated financial statements; reviews and approves the scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with Cardinal’s policies on conflict of interest; ensures that standards of ethical behavior and proper compliance programs are established and maintained throughout Cardinal and renders regular reports to the Board of Directors on its activities and findings.

The Audit Committee consists of five members. They are: K. Venson Bolt (Chairman), Dr. J. Howard Conduff, Jr., William R. Gardner, Jr., Kevin D. Mitchell and A. Carole Pratt. The Board of Directors has determined that each of the five members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Board has adopted for the Audit Committee a written charter, which is reviewed and reassessed periodically for adequacy. The Audit Committee Charter was attached to the Proxy Statement dated April 7, 2003, issued with respect to the 2003 Annual Meeting of Shareholders. For more information related to the Audit Committee, please see the Report of the Audit Committee elsewhere in this Proxy Statement.

Executive Committee

The Executive Committee exercises all the powers of the Board that may be lawfully delegated when the Board of Directors is not in session.

The Executive Committee consists of Ronald Leon Moore (Chairman), K. Venson Bolt, Joseph Howard Conduff, Jr., William R. Gardner, Jr. and Dorsey H. Thompson.

Asset Liability Management Committee

The Asset Liability Management Committee is responsible for maintaining and ensuring adherence to Cardinal’s Risk/Asset Liability Policy, managing interest rate risk, capital risk, earnings risk and reports to the Board.

The Asset Liability Management Committee consists of William R. Gardner, Jr. (Chairman), Kevin D. Mitchell, Ronald Leon Moore, A. Carole Pratt, and Dorsey H. Thompson.

Nominating Committee

The Nominating Committee is responsible for finding, evaluating, considering and proposing nominees to stand for election to the Board of Directors. The Nominating Committee does not have a Charter. The Nominating Committee is specifically appointed by the Board of Directors to evaluate, consider and propose nominees for election to Cardinal’s Board of Directors at the annual shareholders meeting next following the Committee’s appointment.

Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, able to develop meaningful new customer relationships, knowledgeable about the business markets served by Cardinal, and able to represent the interests of all shareholders in a balanced way and not merely those of any special interest group. Candidates should be able to work well with others and free of any conflict of interest that would violate any law or interfere with the proper performance of a director’s duties. The candidate must be able and willing to devote sufficient time to the business of the Board to be an effective director, and he or she must have agreed in writing to be a director of Cardinal. Shareholders wishing to suggest candidate(s) for consideration at the 2006 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled “SUBMISSION OF SHAREHOLDER PROPOSALS” in this Proxy Statement.

The Nominating Committee will consider director candidates properly recommended by shareholders. These candidates must have the qualifications, described above, applicable to all candidates. In addition to candidates properly recommended by shareholders, the Committee considers candidates from other directors, management and employees. The Committee also considers and evaluates current directors for renomination. In evaluating current directors, in addition to the factors set forth above, the Committee considers the director’s performance and participation as a director and the value of the director’s length of service and experience with Cardinal.

The Nominating Committee meets at least once before the upcoming annual shareholders’ meeting to consider the renomination of the existing directors and to consider any other candidates brought to the Committee’s attention properly by outside shareholders or other non-shareholder sources. The Nominating Committee does not utilize the services of a third party search firm. This process includes reviewing and evaluating the credentials of all candidates in respect to the nominee positions to be filled under the criteria described above. The Nominating Committee compares the experience, expertise and personal qualities of potential candidates with the experience, expertise and personal qualities that are identified as being desirable for the Board of Directors at any given time.

The Nominating Committee consists of William R. Gardner, Jr. (Chairman), Joseph Howard Conduff, Jr. and A. Carole Pratt.

The Board of Directors has determined that all Nominating Committee members are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. standards.

Communications with Directors

The Board of Directors has a process for shareholders to communicate with it. Shareholders are encouraged to communicate with the full Board or with individual directors. Shareholders may send their written communication in writing to Board of Directors, c/o Corporate Secretary, P.O. Box 215, Floyd, Virginia, 24091 indicating whether it is intended for the Board as a whole, for the Chairman of a Committee of the Board or for one or more named individual directors. All such communications will be forwarded to the appropriate director(s) for whom they appear intended as soon as practicable.

Board Member Attendance at Annual Meetings

The Board of Directors recognizes that attendance by directors at annual meetings of the shareholders benefits Cardinal by giving directors an opportunity to meet, talk with and hear the suggestions or concerns of shareholders and by giving shareholders access to directors that they may not otherwise have. The Board also recognizes that directors have their own business and personal interests and are not employees. Their attendance at annual shareholder meetings is not mandatory. However, it is the policy of the Board of Directors that directors be strongly encouraged to attend each annual shareholders’ meeting. At the 2004 annual meeting of shareholders, all of the directors were present.

COMPENSATION AND OTHER MATTERS

Compensation Of Directors

Members of the Board of Directors are paid a $300 fee for each board meeting they attend and $85 for each committee meeting they attend.

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table presents information relating to the annual compensation of the Chief Executive Officer for the fiscal years ended December 31, 2004, 2003 and 2002. No other officer received in excess of $100,000 for the fiscal year ended December 31, 2004.

Name and Principal Position	Year	Annual Compensation Salary(1)	All Other Compensation(2)
Ronald Leon Moore Chairman, President and Chief Executive Officer, Cardinal and Bank of Floyd	2004 2003 2002	$155,000 155,000 155,000	$100,445 112,295 99,320

(1)	Twenty five thousand dollars of this amount was deferred compensation in 2002 and 2003 and $32,937 in 2004 for Mr. Moore.

(2)	Includes employer contributions to Bank of Floyd’s pension plan on behalf of Mr. Moore for the years 2004, 2003 and 2002 of $9,534, $17,229 and $15,381, respectively. Includes matching contributions to the Bank of Floyd’s 401(k) savings plan for the years 2004, 2003 and 2002 of $2,647, $3,100 and $4,650, respectively. These benefits were the same percentage of salary provided to all other bank employees. Includes employer contributions to Bank of Floyd’s Supplemental Executive Retirement Plan on behalf of Mr. Moore for the years 2004 and 2003 of $82,085 and $89,086. Mr. Moore did not receive a bonus for any of the years indicated.

Employment Agreement

Ronald Leon Moore serves as Chairman, President and Chief Executive Officer of Cardinal and Bank of Floyd pursuant to an employment agreement entered into during February 2001 for a term of five years. The agreement, as amended during March 2002, provides for base salary of $155,000 per year (subject to annual review), participation in all incentive compensation, retirement and other employee benefit plans provided by Cardinal and Bank of Floyd to their employees, and participation in Bank of Floyd’s Supplemental Executive Retirement Plan further described below. In December 2004, the employment agreement was extended to 2007. Additionally, under a deferred compensation arrangement between Cardinal and Mr. Moore, he may elect annually to defer receipt of all or a portion of his compensation. In 2004, $32,938 of his annual salary was deferred, while in 2003 and 2002, $25,000 of his annual salary was deferred. The deferred compensation is invested for his benefit by a trustee and distributed to him later under some circumstances.

Pension Plan

Cardinal has an employee pension plan in which Mr. Moore participates. Assuming normal retirement at age 65, as provided in the plan, Mr. Moore’s projected annual retirement benefit is approximately 38.2% of his ending salary assuming his annual compensation remains level in future years.

The Company has a noncontributory pension plan that conforms to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The amount of benefits payable under the plan is determined by an employee’s period of credited service. The amount of normal retirement benefit will be determined based on a participant’s credited service, earnings and the benefit formula as described in the plan’s adoption agreement. The plan provides for early retirement for participants with 10 years of vesting service and the attainment of age 55. A participant who terminates employment with five or more years of vesting service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment option upon retirement or separation of service (subject to limitations as described in the plan’s adoption agreement).

The following table shows the estimated annual benefits payable upon retirement based on the specified remuneration and years of credited service classifications, assuming continuation of the present plan and retirement on October 1, 2004 at age 65 (normal retirement date):

Pension Plan Table

5 Year Average Salary	Years of Service
	10	15	20	25	30	35
$ 25,000	$3,750	$5,625	$7,500	$9,375	$10,313	$11,250
50,000	7,760	11,640	15,520	19,400	21,405	23,410
75,000	13,260	19,890	26,520	33,150	36,968	40,785
100,000	18,760	28,140	37,520	46,900	52,530	58,160
125,000	24,260	36,390	48,520	60,650	68,093	75,535
150,000	29,760	44,640	59,520	74,400	83,655	92,910
175,000	35,260	52,890	70,520	88,150	99,218	110,285
200,000	40,760	61,140	81,520	101,900	114,780	127,660
205,000	41,860	62,790	83,720	104,650	117,893	131,135

Benefits under the retirement plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $46,284 for a person age 65 in 2004. Compensation under the plan is limited to $205,000 in 2004 by the Internal Revenue Code of 1986, as amended. The table below describes the estimated annual benefit payable under the Retirement Plan of named executive officers based on current compensation and assuming retirement at age 65, as well as approximate years of vested service as of October 1, 2004.

Name	Estimated Annual Benefits Payable	Vested Years of Service
Leon Moore	$59,280	17

Supplemental Executive Retirement Plan

Cardinal’s Chief Executive Officer, Ronald Leon Moore, participates in a Supplemental Executive Retirement Plan (the “SERP”) established by Bank of Floyd during 2002. Under the SERP, Mr. Moore will receive monthly payments of $3,750 for a period of 20 years following retirement from his employment with Bank of Floyd after his “normal retirement date” of January 1, 2007. The retirement benefit under the SERP becomes vested at the rate of 20% per year, but immediately becomes 100% vested if Mr. Moore dies or becomes disabled prior to his normal retirement date or if there is a “change in control” of Bank of Floyd. Upon Mr. Moore’s death before retirement or after he has begun receiving payments, his benefits will be paid to his estate or designated beneficiary.

COMPENSATION COMMITTEE REPORT

Cardinal does not have a compensation committee as such. The Board (without Mr. Moore participating) determines the compensation of the Chief Executive Officer.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from Cardinal and its management.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Cardinal’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Fees Paid to Independent Auditor

The following fees were paid to Larrowe & Company, PLC, for services provided to Cardinal for the fiscal years ended December 31, 2004 and 2003, respectively. Amounts for 2003 have been restated to conform to 2004 presentation.

	2004	2003
Audit Fees	$59,450	$55,515
Audit-Related Fees	$10,000	$27,583
Tax Fees	$3,000	$2,925
Other Fees	$—	$5,563

The Audit Fees are for professional services rendered for the audit of Cardinal’s annual consolidated financial statements and for the reviews of the consolidated financial statements included in Cardinal’s quarterly reports on Form 10-QSB. During the years ended December 31, 2004 and 2003,

Larrowe & Company, PLC did not render any professional services to Cardinal in connection with the design and implementation of financial information systems. The Audit-Related Fees are for services rendered related to accounting and disclosures related to bank owned life insurance and with various regulatory issues, including compliance with the Sarbanes-Oxley Act of 2002. Tax fees were for tax compliance services and tax consulting services. The Audit Committee approved the non-audit and audit related services provided by Larrowe & Company, PLC, and believes that the independent auditor’s provision of these services to Cardinal is compatible with the maintenance of the auditor’s independence in the conduct of its auditing functions. Finally, the Audit Committee recommended to the Board of Directors that Larrowe & Company, PLC be reappointed as Cardinal’s independent auditors for the fiscal year ending December 31, 2005.

Financial Expert

We do not have a “financial expert” (as defined in the Sarbanes-Oxley Act of 2002) on the Audit Committee. Cardinal is a small bank holding company located in a rural community. Cardinal is also highly regulated and frequently examined by federal and state banking authorities. In light of these facts, we have not located such an expert who we believe will add value to the Audit Committee.

Submitted by the members of the Audit Committee:

K. Venson Bolt (Chairman)	Kevin D. Mitchell
J. Howard Conduff, Jr.	A. Carole Pratt
William R. Gardner, Jr.

APPROVAL OF INDEPENDENT AUDITOR SERVICES AND FEES

All audit related services, tax services and non-audit services are pre-approved as the need for such services arises by the Audit Committee, which concluded that the provision of such services by Larrowe & Company, PLC did not impair that firm’s independence in the conduct of its auditing functions. The Audit Committee approves, consistent with the requirements of the federal securities laws, all auditing services and non-audit services provided to Cardinal by its independent auditors other than certain non-audit services prohibited by law to be performed by the primary independent auditors. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

CODE OF ETHICS

Cardinal has in place a written Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Any shareholder desiring a copy of the Code may receive one without charge by writing Annette Battle, Executive Secretary, P.O. Box 215, Floyd, Virginia, 24091.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

G. Harris Warner, Jr., a director, provides general legal services to the bank related to usual banking activities. His firm’s representation in addition to two other firms has been approved by the Board of Directors.

Cardinal’s officers, directors and Principal Shareholders, and other corporations, business organizations, and persons, with which some of Cardinal’s officers, directors and Principal Shareholders are associated, customarily have banking transactions with the Bank of Floyd. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in Cardinal Proxy Statement and Form of Proxy for 2006 Annual Meeting

Proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders of Cardinal must be received by Cardinal not later than December 10, 2005 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as Cardinal directors, should be sent to Cardinal’s principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore by certified mail, return receipt requested. Any proposal that is received by Cardinal after December 10, 2005, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2006 Annual Meeting.

Generally, shareholder proposals and nominations for the Board of Directors to be considered at an annual meeting of shareholders must meet the requirements set forth in Cardinal’s Bylaws as in effect for such meeting.

Submission of Shareholder Proposals or Nominations for Director

Cardinal’s Bylaws currently provide for the 2005 Annual Shareholders’ Meeting that no business may be transacted at a shareholders’ meeting except such business as shall be (a) specified in the meeting notice; (b) brought before the meeting at the Board’s direction; or (3) brought before the meeting by a shareholder of record entitled to vote at the meeting in compliance with Rule 14a-8 of the Securities Exchange Commission. A shareholder must mail to Cardinal’s principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore, notice of the shareholder’s proposal no less than 120 days prior to the mailing date of the proxy statement for the previous year’s annual shareholder meeting. The notice of action a shareholder proposes to bring before an annual meeting must include (a) a brief description of the business and the reasons for bringing the business before the meeting; (b) the shareholder’s name and address as they appear on Cardinal’s books; (c) the classes and number of shares of Cardinal owned of record or beneficially by such shareholder; and (d)

any material interest of the shareholder in such business, other than his interest as a shareholder of Cardinal.

Similarly, Cardinal’s Bylaws currently provide that any shareholder desiring to nominate one or more persons for election at an annual meeting must submit the name of the proposed nominee(s) in writing, together with a statement signed by each proposed nomineee agreeing to serve, if elected, and a confirmation from the applicable regulatory agencies that each such nominee is qualified to serve. This submission must be submitted to Cardinal at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore not less than 30 days prior to the date set for the annual shareholders meeting.

2004 ANNUAL REPORT

Cardinal’s 2004 Annual Report, which includes audited consolidated balance sheets as of December 31, 2004 and December 31, 2003, consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2004, 2003 and 2002 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on March 18, 2005.

STOCK PERFORMANCE

The Company’s stock is traded on the OTC Bulletin Board under the symbol CDBK. The following graph compares the cumulative total return to the shareholders of the Company, based on transactions known to the Company for the last five fiscal years with the total return on the S&P 500 Index, an index of banks with assets less than $500 million, and the SNL <$500M Bank Index, assuming an investment of $100 in the Company’s common stock on December 31, 1999 and the reinvestment of dividends.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Cardinal Bankshares Corporation (CDBK)	100.00	76.94	112.00	168.26	152.11	159.98
S&P 500	100.00	91.20	80.42	62.64	80.62	89.47
Banks < $500MM	100.00	96.47	133.45	170.90	249.47	287.96
SNL Bank Index (Bank)	100.00	118.10	119.29	109.38	147.55	165.34

OTHER BUSINESS

The Board of Directors does not know of any matters to be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

/s/ Leon Moore
Leon Moore Chairman of the Board President and CEO

Dated: March 31, 2005

CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P.O. Box 215

Floyd, Virginia 24091

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglas W. Densmore, Dorsey H. Thompson, Ronald Leon Moore and William R. Gardner, Jr. each of whom may act, as proxies, with full power of substitution, to vote all the shares of Common Stock of Cardinal Bankshares Corporation held of record by the undersigned on March 18, 2005, at the Annual Meeting of Shareholders, to be held on April 27, 2005, at 2:00 p.m., and at any adjournment thereof, as follows:

1.	Election of eight directors to serve until the 2006 Annual Meeting of Shareholders.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee,

strike a line through the nominee’s name in the list below.)

K. Venson Bolt Dr. Joseph Howard Conduff, Jr. William R. Gardner, Jr. Kevin D. Mitchell	Ronald Leon Moore Dr. A. Carole Pratt Dorsey H. Thompson G. Harris Warner, Jr.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 31, 2005 with respect to the 2005 Annual Meeting.

(Signature of Shareholder)	(Date)	(Signature of Shareholder)	(Date)

NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. In the case of joint tenants, each joint owner must sign.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.